UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2025

AMERICAN PICTURE HOUSE CORPORATION

(Exact name of registrant as specified in its charter)

Wyoming	000-56586	85-4154740
(State of Incorporation)	Commission File Number	(IRS EIN)

1135 Kildaire Farm Road,

Suite 200, Cary, NC 27511

(Address of principal executive offices)

1-877-416-5558

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 15, 2025 (effective as of September 12, 2025), American Picture House Corporation (the “Company”) entered into an Equity Line of Credit Agreement (the “ELOC”) with RH2 Equity Partners, L.P. (the “Investor”), pursuant to which the Company may sell to the Investor, from time to time, up to the lesser of (a) $100,000,000 in aggregate gross purchase price of newly issued shares of common stock, par value $0.0001 per share (“Common Stock”), and (b) the Maximum Common Stock Issuance as defined therein.

The ELOC provides the Company with flexible access to capital over the 24-month term of the facility. Proceeds from any sales of Common Stock under the ELOC may be used by the Company for general corporate purposes, including working capital, project development, production financing, and other strategic initiatives.

In connection with the ELOC, the Company also entered into a Registration Rights Agreement (the “RRA”) with the Investor, pursuant to which the Company agreed to file a registration statement covering the resale of the shares issued under the ELOC.

Item 3.02 Unregistered Sales of Equity Securities.

The shares of Common Stock issuable under the ELOC, if and when issued, will be offered and sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D promulgated thereunder. The Investor represented that it is an “accredited investor” as defined in Regulation D.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

●	10.1 Equity Line of Credit Agreement, effective September 12, 2025, by and between American Picture House Corporation and RH2 Equity Partners.
●	10.2 Registration Rights Agreement, effective September 12, 2025, by and between American Picture House Corporation and RH2 Equity Partners.
●	99.1 Press Release dated September 16, 2025.
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Picture House Corporation

Date: September 19, 2025	By:	/s/ Bannor Michael MacGregor
	Name:	Bannor Michael MacGregor
	Title:	Chief Executive Officer